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[LOGO]
BANK OF AMERICA
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MODIFICATION AGREEMENT
(LONG FORM)


     This Modification Agreement ("Agreement") is made as of August 10, 1998, by OAKLEY, INC., a Washington corporation ("Borrower") and Bank of America National Trust and Savings Association, a national banking association ("Bank").

FACTUAL BACKGROUND

     A. Under a loan agreement dated August 7, 1997 (the "Loan Agreement"), Bank agreed to make a standing loan (the "Loan") to Borrower. Capitalized terms used here without definition have the meanings given to them in the Loan Agreement.

     B. The Loan is evidenced by a Note dated August 7, 1997, made payable to Bank in the stated principal amount of $22,780,000.00. The Note is secured by a Deed of Trust dated August 7, 1997, executed by Borrower, as trustor to Equitable Deed Company, a California corporation, as trustee, for the benefit of Bank, as beneficiary. The Deed of Trust was recorded on August 26, 1997 in the Official Records of Orange County, California as Instrument No. 19970414714.
The Deed of Trust encumbers certain Property located in Orange County, California, as more particularly therein described.

     C. As used here, the term "Loan Documents" means the Loan Agreement, the Note, the Deed of Trust, and any other documents executed in connection with the Loan, including those which evidence, guaranty, secure or modify the Loan, as any or all of them may have been amended to date. This Agreement is a Loan Document.

     D. As of the date of this Agreement, the outstanding principal balance of the Loan is $21,640,999.00.

     E.   Borrower and Bank now wish to modify the Loan as set forth below.


                                     AGREEMENT

Therefore, Borrower and Bank agree as follows:

     1. RECITALS. The recitals set forth above in the Factual Background are true, accurate and correct.

     2. REAFFIRMATION OF LOAN. Borrower reaffirms all of its obligations under the Loan Documents and Borrower acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Note or any other Loan Document.

     3. MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby amended as follows:

     (a) The maturity date of the Loan is extended from September 1, 2002 to September 1, 2007. All sums owing on the Loan shall be due and payable no later than this extended maturity date.

     (b) The Spread as defined in Section 2.A. of the Promissory Note dated August 7, 1997 by and between Bank and Borrower is hereby decreased from 1.15% to 1.00.

     (c) Section 2.13 (e) of the Standing Loan Agreement is hereby amended and restated:

     (e) ENTER INTO ANY CONSOLIDATION, MERGER, POOL, JOINT VENTURE, SYNDICATE OR OTHER COMBINATION, NOTWITHSTANDING THE FOREGOING, BORROWER MAY ENTER INTO ANY CONSOLIDATION, MERGER, POOL, JOINT VENTURE, SYNDICATE OR OTHER COMBINATION PERMITTED UNDER THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF AUGUST 25, 1998, AS AMENDED FROM TIME TO TIME, AMONG BORROWER, THE LENDERS LISTED THEREIN AND BANK OF AMERICA AS AGENT.

     (d) The Deed of Trust is modified to secure payment and performance of the Loan as amended to date, in addition to all other "Secured Obligations" as therein defined. The foregoing notwithstanding, certain obligations continue to be excluded from the Secured Obligations, a provided in the Deed of Trust.

     4. CONDITIONS PRECEDENT. Before this Agreement becomes effective and any party becomes obligated under it, all of the following conditions shall have been satisfied at Borrower's sole cost and expense in a manner acceptable to Bank in the exercise of Bank's sole judgment:

     (a) Bank shall have received such assurance as Bank may require that the validity and priority of the Deed of Trust has not been and will not be impaired by this Agreement or the transactions contemplated by it, including CLTA Endorsement No. 110.5 to be attached to Title Policy No. 27-44-94-21057 dated August 26, 1997, issued by Fidelity National Title Insurance Company.

     (b) Bank shall have received fully executed and, where appropriate, acknowledged originals of this Agreement, the attached consent and any other documents which Bank may require or request in accordance with this Agreement or the other Loan Documents.

     (c) The short form of this Agreement shall have been recorded in the Official Records of the County of Orange, California, in addition to all other documents which Bank may require to be recorded.


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     (d)  Bank shall have received reimbursement, in immediately available funds, of all costs and expenses incurred by Bank in connection with this Agreement, including charges for title insurance (including endorsements), recording, filing and escrow charges, fees for appraisal, architectural and engineering review, construction services and environmental services, mortgage taxes, and legal fees and expenses of Bank's counsel. Such costs and expenses may include the allocated costs for services of Bank's in-house staffs, such as legal, appraisal, construction services and environmental services.

     5. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Bank as follows:

     (a) LOAN DOCUMENTS. All representations and warranties made and given by Borrower in the Loan Documents are true, accurate and correct.

     (b) NO DEFAULT. No Event of Default has occurred and is continuing, and no event has occurred and is continuing which, with notice or the passage of time or both, would be an Event of Default.

     (c) PROPERTY. Borrower lawfully possesses and holds fee simple title to all of the Property which is real property, and the Deed of Trust is a first and prior lien on that property. Borrower owns all of the Property which is personal property free and clear of any reservations of title and conditional sales contracts, and also of any security interests other than the Deed of Trust, which is a first and prior lien on such property. There is no financing statement affecting any Property on file in any public office except for financing statements in favor of Bank.

     6. INCORPORATION. This Agreement shall form a part of each Loan Document, and all references to a given Loan Document shall mean that document as hereby modified.

     7. NO PREJUDICE; RESERVATION OF RIGHTS. This Agreement shall not prejudice any rights or remedies of Bank under the Loan Documents. Bank reserves, without limitation, all rights which it has against any indemnitor, guarantor, or endorser of the Note.

     8. NO IMPAIRMENT. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Agreement and all such documents shall remain in full force and effect. Nothing in this Agreement shall impair the lien of the Deed of Trust, which as hereby amended shall remain one deed of trust with one power of sale, creating a first lien encumbering the Property.

     9. PURPOSE AND EFFECT OF BANK'S APPROVAL. Bank's approval of any matter in connection with the Loan shall be for the sole purpose of protecting Bank's security and rights. No such approval shall result in a waiver of any default of Borrower. In no event shall Bank's approval be a representation of any kind with regard to the matter being approved.

     10. DISCLOSURE TO TITLE COMPANY. Without notice to or the consent of Borrower, Bank may disclose to any title insurance company which insures any interest of Bank under the Deed of Trust (whether as primary insurer, coinsurer or reinsurer) any information, data or material in Bank's possession relating to Borrower, the Loan, the Improvements or the Property.

     11.  INTEGRATION.  The Loan Documents, including this Agreement:
(a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail.

     12. MISCELLANEOUS. This Agreement and any attached consents or exhibits requiring signatures may be executed in counterparts, and all counterparts shall constitute but one and the same document. If any court of competent jurisdiction determines any provision of this Agreement or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents. This Agreement shall be governed by the laws of the State of California, without regard to the choice of law rules of that State. As used here, the word "include(s)" means "includes(s), without limitation," and the word "including" means "including, but not limited to.".

     IN WITNESS WHEREOF, Bank and Borrower have executed this Agreement as of the date first above written.



OAKLEY, INC.,
a Washington corporation


By:
     -----------------------------------
Name:   Tom George
Its:    Chief Financial Officer


BANK OF AMERICA NATIONAL TRUST
 AND SAVINGS ASSOCIATION,
a national banking association


By:
     -----------------------------------
Name:
     -----------------------------------
Title:
     -----------------------------------


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